EXHIBIT 10.6

                         EQUITY LINE OF CREDIT AGREEMENT

     AGREEMENT dated as of the 30 day of May 2001, (the "Agreement") between Spinneret Financial Systems, Ltd. , (the "Investor") and Forefront Inc., a corporation organized and existing under the laws of the State of Florida (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Ten Million($10,000,000) Dollars of the Company's common stock, par value $0.001 per share (the "Common Stock"), for a total purchase price of Ten Million ($10,000,000) Dollars; and

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

     Section 1.1 "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

     Section 1.2 "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than twelve (12) Trading Days after the prior Advance Notice Date.

     Section 1.3 "Advance Date" shall mean the date Butler Gonzalez LLP/First Union Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Placement Agent's Counsel, is in possession of free


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trading  shares from the Company and therefore an Advance by the Investor to the
Company can be made and Butler Gonzalez LLP can release the free trading shares to the Investor. No Advance Date shall be less than eleven (11) Trading Days after an Advance Notice Date. No Advance Date shall be less than twenty four
(24)  Trading  Days  after  a  previous  Advance  Date.

     Section 1.4 "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date,

     Section  1.5     "Average  Daily  Volume" shall be computed using the forty
(40)  trading  days  prior  to  the  Advance  Date.

     Section 1.6 "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

     Section 1.7 "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.1.

     Section 1.8 "Commitment Amount" shall mean the aggregate amount of up to $10,000,000 which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section 1.9 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $10,000,000,
(y) the date this Agreement is terminated pursuant to Section 2.6, or (z) the date occurring thirty (30) months from the Effective Date.

     Section 1.10 "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

     Section 1.11 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

     Section 1.12 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.13 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).


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
     Section 1.14 "Escrow Agreement" shall mean the escrow agreement between the Company and the Investor dated the date hereof.

     Section 1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated there under.

     Section 1.16 "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

     Section 1.17 "Market Price" shall mean the lowest closing Bid Prices of the Common Stock during the Pricing Period.

     Section 1.18 "Maximum Advance Amount" shall be equal to one hundred and fifty percent (150%) of the average daily volume of the Company's Common Stock multiplied by the Purchase Price during the Pricing Period.

     Section 1.19 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section 1.20 "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section  1.21     "Placement  Agent"  shall  mean  May  Davis  Group,  Inc.

     Section  1.22     "Pricing  Period"   shall  mean  the ten (10) trading day
period beginning on the Advance Notice Date and ending on the Trading Day prior to the closing date of the particular trounce.

     Section 1.23 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section  1.24     "Purchase Price" shall be set at 91% of the Market Price.

     Section 1.25 "Registrable Securities" shall mean the shares of Common Stock (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.


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
     Section 1.26 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section 1.27 "Registration Statement" shall mean a registration statement on Form SB-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section 1.28 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

     Section  1.29     "SEC"  shall mean the Securities and Exchange Commission.

     Section 1.30 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.31 "SEC Documents" shall mean Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.32 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.


                                   ARTICLE II
ADVANCES
     Section  2.1     Investments.
                      -----------

          (a)     Advances.  Upon  the  terms  and  conditions  set forth herein
                  --------
(including without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price on the Advance Notice Date. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.


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


     Section  2.2     Mechanics.
                      ---------

          (a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 2.7 and Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, unless otherwise agreed by the Investor in the Investor's sole and absolute discretion. There will be a minimum of twelve (12) Trading Days between each Advance Notice Date.

          (b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day , which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

     Section 2.3     Closings.  On each Advance Date, which shall be eleven (11)
                     --------
Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Escrow Agent, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the
                                       --------  -------
Company has not paid the fees, expenses, and disbursements of the Investor's counsel and the Placement Agent in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.


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
      Section  2.4     Suspension  of  Registration Statement.  If subsequent to
                       --------------------------------------
any Closing, the Registration Statement is suspended, other than due to the acts of the Investor or the Placement Agent, for any period exceeding twenty trading days (20) days, the Company shall pay an amount equal to two percent (2 %) of the Purchase Price of all Common Stock held by the Investor, purchased pursuant to this Agreement for each twenty trading day (20) day period or portion thereof;  provided,  however, that the Company shall not be required to pay such
          --------   -------
amount to the Investor in connection with any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post-effective amendment is declared effective by the SEC.

     Section  2.5     Termination  of  Investment.
                      ---------------------------

          (a) The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (30) Trading Days, other than due to the acts of the Investor or the Placement Agent, during the Commitment Period,(ii) the Company shall at any time fail materially to comply with the requirements of
Section  6.3,  6.4  or  6.7,; provided, however, that this termination provision
                              --------- -------
shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

          (b) Notwithstanding the provisions of this Agreement, in the event the Company does not receive an Advance from the Investor, pursuant to an Advance Notice calculated as determined herein, within the time prescribed herein, after an effective registration statement then this Agreement can be terminated at the discretion of the Company, unless otherwise agreed by the parties, or if during any ninety (90) day period the Company can not supply the Investor with an Advance Notice pursuant to this Agreement and has other funding opportunities this Agreement shall not prohibit the Company from pursuing such other funding opportunities.


     Section  2.6     Agreement to Advance Funds.
                      --------------------------

          (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

          (i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

          (ii) the Placement Agent's Counsel shall have received the shares of Common Stock applicable to the Advance;

          (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;


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
          (iv) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions there from. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

          (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

          (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

          (vii) the conditions set forth in Section 7.2 shall have been satisfied.

     Section  2.7     Lock  Up  Period.     (a)     During  the  terms  of  this
                      -----------------
Agreement, the Company shall not, without the prior consent of the Investor, issue or sell (i) any Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance. Exceptions to this are a. private transactions where shares are sold or issued that are not permitted, under any circumstances, to be traded, given their status as Rule 144 restricted Securities, for at least a period of one (1) year, and b. shares issued under stock option plans for services to the Company.

     (b) On the date hereof, the Company shall obtain from each officer, director and Affiliate, as defined below, a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.7(a) agreeing to only sell in compliance with the volume limitation of Rule 144. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR


     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:


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
     Section  3.1     Organization  and  Authorization.  Investor  is  duly
                      --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments ( including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section  3.2     Evaluation  of Risks.  The Investor has such knowledge and
                      --------------------
experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

     Section  3.3.     No  Legal  Advice  From  the  Company.  The  Investor
                       -------------------------------------
acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section  3.4     Investment  Purpose. The securities are being purchased by
                      -------------------
the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities.
The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section  3.5     Accredited Investor.  Investor is an "accredited investor"
                      -------------------
as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

     Section  3.6     Information.  Such  Investor  and its advisors (and his or
                      -----------
its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the

Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. Such Investor understands that its investment involves a high degree of risk. Such Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables each Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section 3.7     Receipt of Documents.  Such Investor and his or its counsel
                     --------------------
has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-K for the year ended year ended December 31, 2000 and Form 10-Q for the periods ended September 30, 2000 ; and (v) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     Section  3.8     Registration  Rights  Agreement and Escrow Agreement.  The
                      ----------------------------------------------------
parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

     Section  3.9      No General Solicitation.  Neither the Company, nor any of
                      ------------------------
its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     Section  3.10     Not  an  Affiliate.  The  Investor  is  not  an  officer,
                       ------------------
director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company "an Affiliate," as that term is defined in Rule 405 of the Securities Act) of the Company). The Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof and as of each Advance
Date:

     Section  4.1     Organization  and  Qualification.  The  Company  is  duly
                      --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.


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
     Section  4.2.     Authorization,  Enforcement,  Compliance  with  Other
                       -----------------------------------------------------
Instruments.   (i)  The  Company has the requisite corporate power and authority
-----------
to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) except as disclosed in Section 4.3, this Agreement, Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, Escrow Agreement the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section  4.3     Capitalization.  As  of  the  date  hereof, the authorized
                      --------------
capital stock of the Company consists of 160,000,000 shares of Common Stock, par value $0.01 per share, of which 23,266,186 shares were issued and outstanding and 40,000,000 shares of preferred stock of which 200,000 are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on
Schedule 4.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered in this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section  4.4     No  Conflict.  Subject  to  Section  2.8,  the  execution,
                      ------------
delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of Nasdaq on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed on Schedule 4.4, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations, which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance , which might give rise to any of the foregoing.

     Section  4.5     SEC  Documents;  Financial  Statements.  Since  1999
                      --------------------------------------
the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor, which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section  4.6.     10b-5.     The  SEC  Documents  do not include any untrue
                       -----
statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section  4.7     No Default. Except as disclosed Section 4.4 the Company is
                      ----------
not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case, which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section 4.8     Absence of Events of Default.  Except for matters described
                     ----------------------------
in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section  4.9     Intellectual  Property  Rights.   The  Company  and  its
                      ------------------------------
subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances , which might give, rise to any of the foregoing.

     Section  4.10     Employee  Relations  Neither  the  Company nor any of its
                       -------------------
subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section 4.11     Environmental Laws.   The Company and its subsidiaries are
                      ------------------
(i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     Section  4.12     Title.  Except as set forth in Schedule 4.12, the Company
                       -----
has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section 4.13     Insurance.   The Company and each of  its subsidiaries are
                      ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section  4.14     Regulatory  Permits.  The  Company  and  its subsidiaries
                       -------------------
possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section 4.15     Internal Accounting Controls.  The Company and each of its
                      ----------------------------
subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section  4.16      No  Material Adverse Breaches, etc.  Except as set forth
                        ----------------------------------
in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     Section  4.17      Absence  of  Litigation.  Except as set forth in the SEC
                        -----------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     Section  4.18     Subsidiaries.  Except  as disclosed in the SEC Documents,
                       ------------
the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section  4.19     Other  Outstanding Securities/Financing Restrictions.  As
                       ----------------------------------------------------
of the date hereof, other than warrants and options to acquire shares of Common Stock as disclosed in Schedule 4.3, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

     Section  4.20  Tax  Status.  The  Company  and each of its subsidiaries has
                    -----------
made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section  4.21     Certain  Transactions.  Except  as  set  forth in the SEC
                       ---------------------
Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section  4.22     Fees and Rights of First Refusal.  Except as set forth in
                       --------------------------------
the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section  4.23     Use  of  Proceeds.  The  Company  represents that the net
                       -----------------
proceeds from this offering will be used as provided on Schedule 4.24. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

     Section 4.24     Further Representation and Warranties of the Company.  For
                      ----------------------------------------------------
so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board and/or the NASDAQ Small Cap Stock Market and/or the American Stock Exchange.

Section  4.25     Opinion  of Counsel.  Investor shall receive an opinion letter
                  -------------------
from counsel to the Company (updated where applicable) on the date hereof and on each Advance Date substantially in the form of Exhibit "C".

Section  4.26     Opinion of Counsel.  The Company will obtain for the Investor,
                  ------------------
at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section  4.27     Dilution.  The  Company  is  aware  and acknowledges that
                       --------
issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                    ARTICLE V
                                 INDEMNIFICATION

     The Investor and the Company represent to the other the following with respect to itself:

     Section  5.1     Indemnification.  (a)  In  consideration of the Investor's
                      ---------------
execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor(s), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

     (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor(s) in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

     Section  6.1     Registration  Rights.  The  Company  shall  cause  the
                      --------------------
Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section  6.2     Listing  of  Common Stock.  The Company shall maintain the
                      -------------------------
Common  Stock's  authorization  for  quotation  on  the  Nasdaq.

     Section  6.3     Exchange  Act  Registration.  The  Company  will cause its
                      ---------------------------
Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules there under to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section  6.4     Transfer Agent Instructions.     Upon each Closing and the
                      ---------------------------
effectiveness of the Registration Statement the Company will deliver instructions to its transfer agent to issue to Investor and deliver to Escrow Agent shares of Common Stock free of legends.

     Section  6.5     Corporate  Existence.  The  Company  will  take  all steps
                      --------------------
necessary  to  preserve  and  continue  the  corporate existence of the Company.

     Section 6.6     Notice of Certain Events Affecting Registration; Suspension
                     -----------------------------------------------------------
of  Right  to Make an Advance.  The Company will immediately notify the Investor
-----------------------------
upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

     Section  6.7     Expectations  Regarding  Advance Notices.  Within ten (10)
                      ----------------------------------------
days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section  6.8     Consolidation; Merger.  The Company shall not, at any time
                      ---------------------
after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section  6.9     Issuance  of  the Company's Common Stock.  The sale of the
                      ----------------------------------------
shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.


                                   ARTICLE VII
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

     Section  7.1     Conditions  Precedent  to  the Obligations of the Company.
                      ----------------------------------------------------------
The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

          (a)     Accuracy of the Investor's Representation and Warranties.  The
                  ---------------------------------------------------------
representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

          (b)     Performance  by  the  Investor.  The  Investor  shall  have
                  ------------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section 7.2     Conditions Precedent to the Right of the Company to Deliver
                     -----------------------------------------------------------
an  Advance  Notice  and  the  Obligation  of the Investor to Purchase Shares of
--------------------------------------------------------------------------------
Common  Stock.  The  right  of  the Company to deliver an Advance Notice and the
-------------
obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the satisfaction or waiver by the Investor, on (i) the date of delivery of such Advance Notice and
(ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

          (a)     Registration  of  the  Common Stock with the SEC.  The Company
                  ------------------------------------------------
shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

          (b)     Authority.  The  Company  shall  have obtained all permits and
                  ---------
qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

          (c)     Accuracy of the Company's Representations and Warranties.  The
                  --------------------------------------------------------
representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date.

          (d)     Performance by the Company.  The Company shall have performed,
                  --------------------------
satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (e)     No Injunction.  No statute, rule, regulation, executive order,
                  -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

          (f)     Adverse  Changes.  Since  the  date of filing of the Company's
                  ----------------
most  recent SEC Document, no event occurs that has a Material Adverse Effect.

          (g)     No Suspension of Trading in or Delisting of Common Stock.  The
                  --------------------------------------------------------
trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

          (h)     Maximum  Advance  Amount.  The amount of the advance requested
                  ------------------------
by  the  Company  does  not  exceed  the  Maximum  Advance  Amount.

          (i)     No  Knowledge.  The Company has no knowledge of any event more
                  -------------
likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

          (j)     Other.  On  each  Condition  Satisfaction  Date,  the Investor
                  -----
shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate substantially in the form annexed hereto on Schedule B.


                                  ARTICLE VIII
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

     Section  8.1     Due  Diligence  Review.  Prior  to  the  filing  of  the
                      ----------------------
Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the accuracy of the Registration Statement.

     Section  8.2     Non-Disclosure  of  Non-Public  Information.
                      -------------------------------------------

          (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

          (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX
                           CHOICE OF LAW/JURISDICTION

     Section  9.1     Governing  Law.  This  Agreement  shall be governed by and
                      --------------
interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.


                                    ARTICLE X
                             ASSIGNMENT; 10% STATUS; TERMINATION

     Section 10.1 Assignment and 10% Status. a. Neither this Agreement nor any of the provisions herein may be assigned. Assignment is prohibited.

b. The parties agree that at no time shall shares be purchased or issued to the Investor if such shares would, in consideration of any ownership of the Investor, cause the Investor to obtain an ownership interest in excess of 9.9%.

     Section  10.2     Termination.  The  obligations  of  the  Investor to make
                       -----------
Advances under Article II hereof shall terminate 30 months after the date hereof.


                                   ARTICLE XI
                                     NOTICES


     Section  11.1     Notices.   Any  notices,  consents,  waivers,  or  other
                       -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                                  If to the Company, to:

                                                  FOREFRONT  INC.,
                                                  1413  S.  Howard
                                                  Suite  104
                                                  Tampa,  FL  33606
                                                  Attention:  Santu  Rohatgi
                                                  Telephone:  (813) 253-2267
                                                  Facsimile:  (813) 253-2287

If to the Investor(s), to its address and facsimile number on Exhibit A, with copies to the Investor's counsel as set forth on Exhibit A. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                                   ARTICLE XII
                                  MISCELLANEOUS

     Section  12.1     Counterparts.   This  Agreement may be executed in two or
                       ------------
more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof

     Section  12.2     Entire  Agreement; Amendments.  This Agreement supersedes
                       -----------------------------
all other prior oral or written agreements between the Investor(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section  12.3     Reporting  Entity  for  the  Common Stock.  The reporting
                       -----------------------------------------
entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section  12.4     Fees  and  Expenses.  As set forth in the Placement Agent
                       -------------------
Agreement entered into by the Company in connection herewith, the Company has agreed to pay the following fees:

          (a)     Legal Fees.     Each of the parties shall pay its own fees and
                  ----------
expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Twelve Thousand ($12,000) Dollars, to Butler Gonzalez LLP for legal fees, in two installments, $6,000 each from the convertible debenture transaction executed on the date hereof and $6,000 from the Company's First Advance pursuant to this Agreement. Subsequently on each Advance Date, the Company will pay Butler Gonzalez LLP the sum of Two Hundred and Fifty ($250) Dollars for escrow fees.

          (b)     Placement  Agent  Fees.  On  the  initial Advance Date and all
                  ----------------------
subsequent Advance Dates the Company shall pay the May Davis Group, Inc., as cash compensation, an amount equal to Four and one half percent (4.5%) of the gross proceeds of the Advance. Upon initial Closing the Company shall issue to the May Davis Group a warrant to purchase eight hundred and thirty three thousand three hundred and thirty three thousand shares (833,333) of the Company's Common Stock exercisable at an exercise price of 110% of the Closing Bid Price of the Company's Common Stock on the day of Closing. Furthermore upon Closing the Company shall issue to the May Davis Group nine hundred and fifty five thousand and forty seven and one half (955,047.5) restricted shares of the Company's Common.

     Section  12.5     Brokerage.  Each of the parties hereto represents that it
                       ---------
has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than the Placement Agent. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section  12.6     Confidentiality.  If  for  any  reason  the  transactions
                       ---------------
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              COMPANY:
                              FOREFRONT  INC.


                              By:  ________________________________
                              Name:
                              Title:

                              SPINNERET FINANCIAL SYSTEMS, LTD.


                              By:  ________________________________
                              Name:  Mark  A.  Angelo
                              Title:  Fund  Manager

                                    EXHIBIT A


SCHEDULE  OF  INVESTORS
-----------------------

                                    INVESTOR ADDRESS      INVESTOR'S REPRESENTATIVES' ADDRESS
       INVESTOR NAME              AND FACSIMILE NUMBER          AND FACSIMILE NUMBER
--------------------------------  -----------------------  -----------------------------------
Spinneret Financial Systems, Ltd.     c/o McGuire Woods LLP    May Davis Group, Inc.
                                      9 West 57th Street       One World Trade Center
                                      Suite 1620               87th Floor
                                      New York, NY 10019-2602  New York, NY  10048
                                                              (212) 775-8166

                                    EXHIBIT B

                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                      -------------------------------------

                                 FOREFRONT INC.


     The  undersigned,  ________________________________  hereby certifies, with respect to the sale of shares of Common Stock of Forefront Inc., ( the "Company") issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Line Of Credit Agreement (the "Agreement"), as follows:

     1. The undersigned is the duly elected Chief Executive Officer of the Company.

     2. The representations and warranties of the Company set forth in the Agreement dated as of ___________________ are true and correct in all material respects as though made on and as of the date hereof.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4.     The  Advance  requested  is  _____________________.

     The  undersigned  has  executed  this  Certificate  this  ____  day  of
_________________.



                                   FOREFRONT  INC.


                                      By:  ______________________________
                                           Name:
                                           Title:

                                SCHEDULE  2.7(A)


                                 FOREFRONT INC.


     The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated ________________ between Forefront Inc., (the "Company") and _______________________ (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2000

                                        Signature


                                        ______________________________


                                        Address:
                                        City,  State,  Zip  Code:


                                        ______________________________
                                        Print  Social  Security  Number
                                        or  Taxpayer  I.D.  Number